EXHIBIT 10.A
AMENDMENT NO. 2 TO
RECEIVABLES PURCHASE AGREEMENT
          AMENDMENT NO. 2, dated as of October 4, 2007, to the RECEIVABLES PURCHASE AGREEMENT dated as of October 6, 2006 and amended by Amendment No. 1 dated as of December 1, 2006 (the “Amended Agreement”), among SNG FUNDING COMPANY, L.L.C., a Delaware limited liability company, SOUTHERN NATURAL GAS COMPANY, a Delaware corporation, as initial Servicer, STARBIRD FUNDING CORPORATION and the other funding entities from time to time party hereto as Investors, BNP PARIBAS, NEW YORK BRANCH, and the other financial institutions from time to time party hereto as Managing Agents, and BNP PARIBAS, NEW YORK BRANCH, as Program Agent.
Preliminary Statement
          The parties hereto have agreed to modify the Amended Agreement in certain respects as set forth herein in accordance with Section 13.1 of the Amended Agreement.
          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, as follows:
ARTICLE 1 DEFINITIONS
          1.1 Definitions. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Amended Agreement, as amended hereby.
ARTICLE 2 AMENDMENT
          2.1 Amendment to Exhibit I. Exhibit I to the Amended Agreement is hereby amended as follows:
          (a) To amend and restate the definition of the term “Commitment Termination Date” contained therein to read in its entirety as follows:
          “Commitment Termination Date” means October 3, 2008, unless such date is extended with the consent of the parties hereto.
ARTICLE 3 MISCELLANEOUS
          3.1 Representations and Warranties.
          (a) Each Seller Party hereby represents and warrants to the Program Agent, the Managing Agents and the Investors, as to itself that the representations and warranties of such Seller Party set forth in Section 5.1 of the Amended Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to this Amendment; and
          (b) Seller hereby represents and warrants to the Program Agent, the Managing Agents and the Investors that, as of the date hereof and after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Amortization Event or Potential Amortization Event.
          3.2 Effectiveness. The amendment set forth in Article 2 hereof shall be effective when this Amendment or a counterpart hereof shall have been executed and delivered by Seller, Servicer, the Managing Agents and the Program Agent and consented to by the Conduit Investors and the Required Committed Investors.
          3.3 Amendments and Waivers. This Amendment may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of Section 13.1 of the Amended Agreement.
          3.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          3.5 Continuing Effect; No Other Amendments. Except to the extent expressly stated herein, all of the terms and provisions of the Amended Agreement are and shall remain in full force and effect. This Amendment shall not constitute a novation of the Amended Agreement, but shall constitute an amendment thereof. This Amendment shall constitute a Transaction Document.
          3.6 CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SNG FUNDING COMPANY, L.L.C.
By:	SNG Finance Company, L.L.C., its Manager

By:	/s/ John J. Hopper
	Name:	John J. Hopper
Title:

SOUTHERN NATURAL GAS COMPANY, as Servicer
By:	/s/ John J. Hopper
	Name:	John J. Hopper
	Title:	Vice President & Treasurer

BNP PARIBAS, acting through its New York Branch, as Program Agent and as Managing Agent for the Starbird Investor Group
By:	/s/ Sean Reddington
	Name:	Sean Reddington
	Title:	Managing Director

By:	/s/ Michael Gonik
	Name:	Michael Gonik
	Title:	Director

CONSENTED TO:

STARBIRD FUNDING CORPORATION, as a Conduit Purchaser
By:	/s/ R. Douglas Donaldson
	Name:	R. Douglas Donaldson
	Title:	Treasurer

[Signature pages to Amendment No. 2 to
SNG Receivables Purchase Agreement]

BNP PARIBAS, acting through its New York Branch, as Committed Investor
By:	/s/ Sean Reddington
	Name:	Sean Reddington
	Title:	Managing Director

By:	/s/ Michael Gonik
	Name:	Michael Gonik
	Title:	Director

[Signature pages to Amendment No. 2 to
SNG Receivables Purchase Agreement]